SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under § 240.14a-12

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

PIEDMONT OFFICE REALTY TRUST, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

OnlineGo to www.envisionreports.com/PDM or scan the QR code — login details are located in the shaded bar below2023 Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for thePiedmont Office Realty Trust, Inc. 2023 Stockholder Meeting to be Held on May 10, 2023 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.We encourage you to access and review all of the important information contained in the proxy materials before voting. Theproxy statement and annual report to stockholders are available at: www.envisionreports.com/PDM Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/PDM.Step 2: Click on Cast Your Vote or Request Materials.Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences.Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must requestone. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse sideon or before April 28, 2023 to facilitate timely delivery.

Annual Meeting of Stockholders Notice

The 2023 Annual Meeting of Stockholders of Piedmont Office Realty Trust, Inc. will be held on Wednesday, May 10, 2023, 11:00 a.m. Eastern time, virtually via the internet at www.meetnow.global/MT5GNN5. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3 and for 1 YEAR on Proposal 4:

1. Election of Directors:
   01 - Frank C. McDowell
   02 - Kelly H. Barrett
   03 - Glenn G. Cohen
   04 - Venkatesh S. Durvasula
   05 - Mary M. Hager
   06 - Barbara B. Lang
   07 - C. Brent Smith
   08 - Jeffrey L. Swope
   09 - Dale H. Taysom

2. RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2023.
3. ADVISORY VOTE TO APPROVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.
4. ADVISORY VOTE TO APPROVE THE FREQUENCY OF FUTURE ADVISORY VOTES ON COMPENSATION.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/PDM**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials Piedmont Office Realty Trust, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 28, 2023.